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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 15, 2004

                         ADVANCED MATERIALS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

       0-16401                                           33-0215295
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(Commission File Number)                       (IRS Employer Identification No.)

   11420 MATHIS AVENUE, DALLAS, TEXAS                            75234
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (972) 432-0602
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS

         On December 15, 2004 Advanced Materials Group, Inc. (OTC: ADMG.PK) ("ADMG") announced the receipt of a letter from the Inland Revenue Authority of Singapore (the "IRAS") stating that the IRAS believes that a tax liability to the IRAS does exist for business they contend was conducted by ADMG in Singapore between the dates of January 1998 through June 2003. ADMG will appeal the decision of the IRAS immediately but the process could take more than six months to achieve resolution. The IRAS has not indicated the amount of the tax liability, but if the outcome of the appeal process is adverse to ADMG, the liability could materially affect ADMG's financial statements for the years of 1998 through 2003, requiring restatements. Until the IRAS tax liability issue is resolved, ADMG will be unable to finalize and file its quarterly and annual reports with the Securities and Exchange Commission. The revenue generated from the Singapore business relationship is material to the future operations of ADMG and may be at risk due to the foregoing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 15, 2004                  ADVANCED MATERIALS GROUP, INC.

                                            By: /s/ Robert E. Delk
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                                                Robert E. Delk
                                                Chief Executive Officer